ADDENDUM TO
PURCHASE OF ASSETS AGREEMENT

            This is an Addendum to Purchase of Assets Agreement dated this 15th day of November, 2000, between MATLACK LEASING CORPORATION, a Delaware Corporation ("Seller") and

MATLACK LEASING, LLC, a Pennsylvania Limited Liability Company
("Buyer").
                                W I T N E S S E T H:

            WHEREAS, the Seller and Buyer are parties to a Purchase of Assets Agreement ("Agreement") dated November 10, 2000, for the sale and purchase of certain tank containers, tank trailers, and customer leases as more fully described therein; and

            WHEREAS, the Seller and Buyer desire to extend the Closing Date and other dates under the Agreement pursuant to the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the aforesaid premises and in consideration of the promises, covenants, warranties and representations hereinafter set forth, the parties hereto agree as follows:

1. The Closing set forth in Paragraph 3 of the Agreement shall be extended until November 17, 2000.

2. The reference to the date of November 15, 2000, in Paragraph 7 of the Agreement regarding Conditions Precedent is hereby changed to November 17, 2000.

3. The reference to the date of November 15, 2000, in the last sentence of the first paragraph of Paragraph 14 regarding Allocation of Costs and Revenue, is hereby changed to November 17, 2000. Furthermore, in the event Closing occurs after November 17, 2000, Seller shall be entitled to 1/30th of the revenue (from the Customer Leases for the month) for each day after November 17, 2000 until the Closing Date, if further extended.

4. All other terms and conditions of the Agreement shall remain in full force and effect and binding upon the parties.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum as of the date first above-written in any number of counterparts, each of which fully executed counterpart shall be deemed an original for all purposes.

                              MATLACK LEASING CORPORATION
                              By:
                              Name:
                              Title:

                              MATLACK LEASING, LLC
                              By:
                              Name:  Richard Parrillo